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                                                                   Exhibit 10.2

                                                               [CONFORMED COPY]

                              AMENDMENT NO. 2 TO
                       AMENDED AND RESTATED CREDIT AGREEMENT

     AMENDMENT dated as of September 10, 1999 to the Amended and Restated Credit Agreement dated as of December 11, 1998 (as amended by Amendment No. 1 dated as of March 31, 1999, the "Credit Agreement") among POLAROID CORPORATION (the "Company"), the LENDERS party thereto (the "Lenders"), MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent and Collateral Agent (the "Agent"), and BANKBOSTON, N.A., a Co-Agent.

                            W I T N E S S E T H :

     WHEREAS, the parties hereto desire to amend the Credit Agreement to make certain changes relating to the Company's Graphics Imaging Division (as defined below);

     NOW, THEREFORE, the parties hereto agree as follows:

     SECTION 1. DEFINED TERMS; REFERENCES. Unless otherwise specifically defined herein, each term used herein which is (i) defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement and (ii) defined in both the Credit Agreement and the Supplemental Indenture has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

     SECTION 2. AMENDMENTS TO DEFINITIONS. (a) Section 1.01 of the Credit Agreement is amended by inserting, in the appropriate alphabetical position, the following definition:

          "Graphics Imaging Division" means the division of Polaroid engaged in the design, development, production, marketing and sales of proofing equipment and related products and services.

     SECTION 3. CALCULATION OF INTEREST COVERAGE RATIO, DEBT TO EBITDA RATIO. The Lenders hereby agree that for purposes of calculating compliance with the covenants contained in Section 5.07 and 5.08(a) of the Credit Agreement, Consolidated Net


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Income for any period shall be calculated on a pro-forma basis excluding any
                                               ---------
combination of

     (i)  cash charges, of up to $8,000,000 in the aggregate, and

     (ii) non-cash charges,

up to a total amount not to exceed $40,000,000 (including any cash charges), in each case taken after August 31, 1999 and before December 31, 1999, for losses incurred by the Company with respect to the sale or other disposition of the Graphics Imaging Division or any write-down in the carrying value of the Graphics Imaging Division.

     SECTION 4. REPRESENTATIONS OF BORROWER. The Borrower represents and warrants that (i) the representations and warranties of the Borrower set forth in Article 4 of the Credit Agreement will be true on and as of the Amendment Effective Date and (ii) no Default will have occurred and be continuing on such date.

     SECTION 5. CONSENT BY GUARANTORS. By its signature below, each Guarantor hereby consents to this Amendment, and acknowledges that this Amendment shall not alter, release, discharge or otherwise affect any of its obligations under the Credit Agreement or any Financing Document (as defined in the Credit Agreement), and hereby ratifies and confirms all of the Financing Documents (as so defined) to which it is a party.

     SECTION 6. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

     SECTION 7. COUNTERPARTS. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     SECTION 8. EFFECTIVENESS. This Amendment shall become effective as of the date hereof on the date when the following conditions are met (the "Amendment Effective Date"):

          (a) the Agent shall have received from each of the Borrower, each Guarantor and the Required Lenders a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Agent) that such party has signed a counterpart hereof; and

          (b) the Agent shall have received an amendment fee for the account of each Lender that has evidenced its agreement hereto as provided in clause (a) by 5:00 p.m. (New York


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     City time) on the later of (i) September 23, 1999 and (ii) the date the Agent issues a notice to the Lenders saying that the Required Lenders have so evidenced their agreement hereto, in an amount equal to 0.05% of such Lender's Commitment.




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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                  POLAROID CORPORATION

                                  By: /s/ RALPH M. NORWOOD
                                  Title: Treasurer
                                  784 Memorial Drive
                                  Cambridge, Massachusetts 02139
                                  Attention: Treasurer
                                  Telex number: 921 482
                                  Facsimile number: (781) 386-3277


                                  INNER CITY, INC.

                                  By: /s/ JOHN R. JENKINS
                                  Title: President


                                  POLAROID ASIA PACIFIC LIMITED

                                  By: /s/ CARL L. LUEDERS
                                  Title: Director


                                  POLAROID CARRIBEAN CORPORATION

                                  By: /s/ CARL L. LUEDERS
                                  Title: Director


                                  POLAROID DIGITAL SOLUTIONS, INC.

                                  By: /s/ CARL L. LUEDERS
                                  Title: Director


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                                  POLAROID EYEWEAR, INC.

                                  By: /s/ CARL L. LUEDERS
                                  Title: Director


                                  POLAROID ID SYSTEMS, INC.

                                  By: /s/ CARL L. LUEDERS
                                  Title: Director


                                  POLAROID MALAYSIA LIMITED

                                  By: /s/ CARL L. LUEDERS
                                  Title: Director


                                  PRD CAPITAL INC.

                                  By: /s/ CARL L. LUEDERS
                                  Title: Director


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                                  MORGAN GUARANTY TRUST
                                  COMPANY OF NEW YORK

                                  By: /s/ KATHRYN SAKYO-YANES
                                  Title: Vice President


                                  ABN AMRO BANK N.V.

                                  By: /s/ JAMES E. DAVIS
                                  Title: Group Vice President

                                  By: /s/ DAVID A. CARROLL
                                  Title: Assistant Vice President

                                  BANKBOSTON, N.A.

                                  By: /s/ GRACE A. BARNETT
                                  Title: Vice President


                                  TRANSAMERICA BUSINESS CREDIT
                                  CORPORATION

                                  By: /s/ PERRY VAVOULES
                                  Title: Senior Vice President


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                                  FOOTHILL CAPITAL (L.A.)

                                  By: /s/ DENNIS R. ASCHER
                                  Title: Senior Vice President


                                  DEUTSCHE BANK AG, NEW YORK
                                  AND/OR CAYMAN ISLANDS
                                  BRANCHES

                                  By: /s/ ALEXANDER KAROW
                                  Title: Assistant Vice President

                                  By: /s/ WILLIAM S. MCGINTY
                                  Title: Director


                                  BANK ONE, NA (formerly The First
                                  National Bank of Chicago)

                                  By: /s/ ROBERT MCMILLAN
                                  Title: Assistant Vice President


                                  SENIOR DEBT PORTFOLIO
                                  By: Boston Management and Research,
                                  as investment advisor

                                  By: /s/ SCOTT H. PAGE
                                  Title: Vice President


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                                  THE SUMITOMO BANK, LIMITED,
                                       NEW YORK BRANCH

                                  By: /s/ LEO E. PAGARIAN
                                  Title: Vice President


                                  WACHOVIA BANK, N.A.

                                  By: /s/ TERENCE E. SNELLINGS
                                  Title: Senior Vice President


                                  FLEET NATIONAL BANK

                                  By: /s/ ROGER C. BOUCHER
                                  Title: Senior Vice President


                                  MELLON BANK, N.A.

                                  By: /s/ R. JANE WESTRICH
                                  Title: Vice President


                                  TEXTRON FINANCIAL CORPORATION

                                  By: /s/ JANE M. LAVOIE
                                  Title: Assistant Vice President


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                                  PNC BANK, NATIONAL ASSOCIATION

                                  By: /s/ DONALD V. DAVIS
                                  Title: Vice President


                                  KZH STERLING LLC

                                  By: /s/ PETER CHIN
                                  Title: Authorized Agent


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                                  MORGAN GUARANTY TRUST
                                  COMPANY OF NEW YORK, as
                                  Administrative Agent

                                  By: /s/ KATHRYN SAYKO-YANES
                                  Title: Vice President
                                  60 Wall Street
                                  New York, New York 10260-0060
                                  Attention: Loan Department
                                  Telex number: 177615 MGT UT
                                  Facsimile number: 212-648-5014


                                  BANKBOSTON, N.A. as Co-Agent

                                  By: /s/ GRACE A. BARNETT
                                  Title: Vice President

                                  100 Federal Street
                                  Mail Stop: 01-10-01
                                  Boston, MA 02110
                                  Attention: Grace A. Barnett
                                  Telex number: 4996527
                                  Facsimile number: 617-434-0601


                                  MORGAN GUARANTY TRUST
                                  COMPANY OF NEW YORK, as
                                  Collateral Agent

                                  By: /s/ KATHRYN SAKYO-YANES
                                  Title: Vice President
                                  c/o J.P. Morgan Services Inc.
                                  500 Stanton Christiana Road
                                  Newark, Delaware 19713-2107
                                  Attention: Jeannie Mattson
                                  Facsimile number: (302) 634-1852


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